12. INCOME TAXES: Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($)	12 Months Ended
	Sep. 30, 2022	Sep. 30, 2021
Details
Loss before income taxes	$ (2,051,990)	$ (939,124)
Expected income tax recovery	(571,000)	(255,000)
Permanent differences	91,000	(40,000)
Share issue costs	(38,000)	(40,000)
Change in unrecognized deductible temporary differences	518,000	335,000
Total deferred income tax (recovery) expense	$ 0	$ 0